Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Francis, Chief Financial Officer of Crest View Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Annual Report on Form 10-KSB of the Company for the year ended June 30, 2002, to which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 27, 2002


                                                   /s/ John C. Francis
                                             -------------------------------
                                                     John C. Francis
                                                 Chief Financial Officer